Top of the Form

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2024

ERIE INDEMNITY COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place,	Erie,	Pennsylvania	16530
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	814	870-2000

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock,	stated value $0.0292 per share	ERIE	NASDAQ Stock Market, LLC
(Title of each class)		(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Executive Vice President, Claims and Executive Vice President Experience and Customer Service

On December 17, 2024, Erie Indemnity Company (the “Company”) announced that Cody Cook has been appointed Executive Vice President, Claims and Sarah Shine has been appointed Executive Vice President, Experience and Customer Service. Both appointments will be effective January 1, 2025.

Mr. Cook, 43, joined the Company in 2003 as an Actuary. In addition to his years working in actuarial and predictive modeling positions, Mr. Cook has served as Vice President & Personal Lines Product Manager; Senior Vice President, Personal Products; and most recently as Senior Vice President, Claims.

Ms. Shine, 46, joined the Company in 2000 as an Actuarial Analyst. She has held roles as Vice President, Commercial Underwriting; Regional Vice President, Underwriting; Senior Vice President of Commercial Lines; and most recently as Senior Vice President, Experience and Customer Service.

There are no arrangements or understandings with any other person pursuant to which Mr. Cook will be appointed as Executive Vice President, Claims or to which Ms. Shine will be appointed Executive Vice President, Experience and Customer Service. There is no family relationship between Mr. Cook or Ms. Shine and any other executive officer or member of the board of directors of the Company, and there are no related party transactions with regard to Mr. Cook or Ms. Shine that are reportable under Item 404(a) of Regulation S-K. Neither Mr. Cook nor Ms. Shine is a party to any plan, contract, or arrangement in connection with their appointment. Mr. Cook and Ms. Shine will continue to be eligible to participate in the Company’s Annual Incentive Plan, Long-Term Incentive Plan, and Supplemental Retirement Plan for Certain Members of the Erie Insurance Group Retirement Plan, as disclosed in the Company’s Information Statement, and continue to be eligible to receive other employee benefits provided by the Company to all its employees.

Top of the Form
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

December 17, 2024	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: EVP, Secretary & General Counsel